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EXHIBIT 21.1

SUBSIDIARIES OF ARBOR REALTY TRUST, INC.

Arbor Realty GPOP, Inc., a Delaware corporation
Arbor Realty LPOP, Inc., a Delaware corporation
Arbor Realty Limited Partnership, a Delaware limited partnership
Arbor Realty SR, Inc., a Maryland corporation
Arbor Realty Funding, LLC, a Delaware limited liability company
Arbor Realty Member LLC, a Delaware limited liability company
ART 450 LLC, a Delaware limited liability company
ARMS 2004-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2004-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Collateral Management, LLC, a Delaware limited liability company
AC Flushing, LLC, a New York limited liability company
AR Prime Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2005-1 Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Mortgage Securities Series 2005-1 LLC, a Delaware limited liability company
ARMS 2005-1 Equity Holdings LLC, a Delaware limited liability company
ARSR TRS Holdings LLC (formerly Arbor Toy LLC), a Delaware limited liability company (TRS)
ARMS 2006-1 Equity Holdings LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1 LLC, a Delaware limited liability company
Arbor Realty Mortgage Securities Series 2006-1, Ltd., a Cayman Islands exempted company with limited liability
Arbor Realty Participation LLC, a Delaware limited liability company
ART 823 LLC, a Delaware limited liability company (TRS)
ARSR Jacksonville LLC, a Delaware limited liability company
ARSR Alpine LLC, a Delaware limited liability company (TRS)
ARSR Alpine II LLC, a Delaware limited liability company
Arbor ESH Holdings LLC, a Delaware limited liability company
ARSR Grand Reserve LLC, a Delaware limited liability company
Richland Terrace Apts. LLC, a South Carolina limited liability company
Arbor Capital Trust III, a Delaware Statutory Trust
Arbor Capital Trust VII, a Delaware Statutory Trust
JT Prime LLC, a Delaware limited liability company
ABT ESI LLC, a Delaware limited liability company
Arbor CM LLC, a Delaware limited liability company
ARSR Solutions LLC, a Delaware limited liability company

Harwood New Venture LLC, a Delaware limited liability company
Heritage Partners Holding LLC, a Delaware limited liability company
420 Fifth Associates LLC, a Delaware limited liability company
Daytona Beach Six, LLC, a Delaware limited liability company
ARSR West Shore LLC, a Delaware limited liability company
BR Norwich Unit Owner LLC, a Delaware limited liability company
ART 323 LLC, a Delaware limited liability company
Arbor Water Street Properties LLC, a Delaware limited liability company
GA Portfolio LLC, a Delaware limited liability company
Arbor Park Row, LLC, a Delaware limited liability company
Arbor Realty Holdings, LLC, a Delaware limited liability company
ARSR RCC TRS LLC, a Delaware limited liability company (TRS)
ARSR Vintage, LLC, a Delaware limited liability company
Basket 1 Preferred SPE, LLC, a Delaware limited liability company
Basket 2 Preferred SPE, LLC, a Delaware limited liability company
Basket 3 Preferred SPE, LLC, a Delaware limited liability company
Basket 4 Preferred SPE, LLC, a Delaware limited liability company
Basket 5 Preferred SPE, LLC, a Delaware limited liability company
Basket 6 Preferred SPE, LLC, a Delaware limited liability company
Basket 7 Preferred SPE, LLC, a Delaware limited liability company
Basket 8 Preferred SPE, LLC, a Delaware limited liability company
Northwest Freeway Holding, LLC, a Delaware limited liability company (TRS)
PE 25, LLC, a Delaware limited liability company
Arbor 30 Henry PE LLC, a Delaware limited liability company (TRS)
Arbor 545 West 48th LLC, a Delaware limited liability company (TRS)
Arbor Realty Collateralized Loan Obligation 2012-1 LLC, a Delaware limited liability company
Arbor Realty Collateralized Loan Obligation 2012-1 Ltd, a Cayman Islands exempted company with limited liability
Arbor Realty Collateralized Loan Obligation 2013-1 LLC, a Delaware limited liability company
Arbor Realty Collateralized Loan Obligation 2013-1 Ltd, a Cayman Islands exempted company with limited liability
Arbor Realty Investments LLC, a Delaware limited liability company
ARMS 2012-1 Equity Holdings LLC, a Delaware limited liability company
ARMS 2013-1 Equity Holdings LLC, a Delaware limited liability company
Arbor FE LLC a Delaware limited liability company
ERFG Holdings, LLC, a Delaware limited liability company
Legacy Equity Investment Group LLC, a Delaware limited liability company

Arbor-North 9th PE LLC, a Delaware limited liability company (TRS)
ARLP 930 Flushing LLC, a Delaware limited liability company
Arbor 151 Maiden PE, LLC, Delaware limited liability company
Indiana Multifamily Realty Sponsor, LLC, Delaware limited liability company
Interstate Realty Sponsor, LLC, Delaware limited liability company
Metropolis Capital, LLC, Delaware limited liability company
Metropolis Capital II, LLC, Delaware limited liability company
FBR SI, LLC, Delaware, Corporation, limited liability company (TRS)
Arbor 212 North 9th PE, LLC, Delaware limited liability company
ARSR Willow Lake I, LLC, Delaware limited liability company
ART Acquisition 2, LLC, Delaware limited liability company
Arbor TD Funding, LLC, Delaware limited liability company
Bowery New Venture Holdings, LLC, Delaware limited liability company
HHC II Investors, LLC, Delaware limited liability company

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  EXHIBIT 21.1
SUBSIDIARIES OF ARBOR REALTY TRUST, INC.